--------------------------------------------------------------------------------
Reich & Tang                              600 FIFTH AVENUE, NEW YORK, N.Y. 10020
EQUITY FUND, INC.                         (212) 830-5200
================================================================================

January 19, 2000
Dear Shareholder:

This was by far the most frustrating period for a smaller-capitalization value investor in the entire decade. As the well-publicized indices rolled to record levels day after day, the vast majority of companies were left behind, including many of our holdings. After earning stellar returns in the first six months, our investment portfolio delivered second half performance plagued by declining stock prices, regardless of the companies' underlying fundamental outlook. We have seen two-tiered markets before, but never with the current magnitude of the differential between the favored and the ignored. In the fourth quarter the Reich & Tang Equity Fund gained 0.7% while the relevant indices appreciated on average 17% in just three months. A breakdown of the Russell Midcap Index helps illustrate the bifurcation in the market. While the Russell Midcap Growth Index was up 51% for the year, and 39% for the quarter, the value component was up only 3.8% in the quarter and ended the year down 0.1%.

The Fund's net asset value on December 31, 1999 was $11.54 per share after accounting for a quarterly distribution of $3.0192 per share, comprised of $0.0007 in income dividends, $0.5385 in short term capital gains and $2.48 in long-term capital gains.

The year just ended was marked by the greatest one-year return in any major investment index in the US markets in the 20th century, with the NASDAQ composite up 86%. Unfortunately we (smaller cap value) were not invited to the rousing millennium-ending party. While the broad indices were driven to record levels by unprecedented runs in a handful of the largest technology players, and the floodgates opened with countless Internet IPO one-day wonders, we, on the other hand, saw our worst six-month relative performance versus the Russell Midcap since the second half of 1993, trailing it by an even greater sum than we outperformed it in the second quarter of the year.

We have once again used this period to purchase the shares of the best available opportunities in the expectation that this rift cannot continue and that the rationale for praising a small subset of companies at the expense of all others is unsustainable and reversible. While we had our share of setbacks in the quarter, led by the earnings shortfalls announced by York International, Policy Management Systems, Steris Corp., Department 56 Inc., and Walter Industries, we were able to cull further from the list of less attractive opportunities and focus our dollars on the most egregious valuation discrepancies among the attractive, vibrant businesses in our universe. We have pushed the top ten to higher levels and have removed several longstanding laggards from the portfolio as a result.

Our intention is to continue to upgrade the portfolio as we have done since mid-1998, when we first saw a series of abbreviated cycles of rapid price declines followed by quick rallies in our stocks. The lack of predictability on the turning point has been proven repeatedly and we must prepare the portfolio to participate fully in the next revaluation opportunity. This requires us to continue to take advantage of the unsustainable dichotomy in corporate valuations.

For the year, we added a large number of new names, 29, while eliminating 26. As we remained fully invested for most of the year, our turnover was higher than normal. Our best performing ideas included Nine West, Unisource Worldwide and Varian, Inc. this year and MSC Industrial Direct, Varian Medical and Harman International during the quarter. While the worst laggards for the year were Burlington Industries, Fruit of the Loom and Walter Industries, we suffered a greater setback as eight of our top holdings in 1999 showed exceptional earnings growth, up 18% on average, but the share declined in price last year. With continued double-digit growth expected in 2000, while these shares trade at 11x current year earnings, negative returns from these holdings penalized performance significantly.

Indications of how much of a frenzy has taken place in the Internet world can best be seen from C-Cor, a small provider of cable television transmission equipment. One year ago this company had sales of $170M and a valuation of $125M and was viewed as a capable manufacturer of transmission devices. In just one year its value has risen tenfold and the company is now valued at over one and a quarter billion dollars. What could explain such a miraculous transformation? Of course it lies in their acquisition of a money-losing operation that allowed

--------------------------------------------------------------------------------

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them to change  their name to  C-Cor.Net.  As a result of the deal they now have lower earnings than before along with the promise of owning a provider of Internet-enabling technical services, but are now valued at a multiple of 77 times the reduced income total. The company's total value has increased over one billion dollars, fueled by the cachet of being an Internet player. It is to no one's surprise that we are perplexed by such sudden and grossly overdone increases in the value of select companies. Equally bothersome, we remain hugely frustrated as investments we have made in a number of companies remain completely ignored even in instances where those companies have considerable participation in the "new economy", such as Reynolds and Reynolds and Modis Professional Services. We are not blind to the changing world but we cannot rationalize that the principles of profitable growth should be violated on a
permanent   basis  to  justify   the  bubble   that  has  taken   place  in  the
technology-driven investment arena today.

Another vivid example of the blindness caused by the Internet is the recent ride of Lands' End, a former holding of ours. The market spent 1998 focusing on the lack of growth in their core apparel catalog business and the bloated inventories they had accumulated during the year. Its valuation had bottomed in the fourth quarter of that year at around $15. But the magic elixir of the Internet cures all that ails a company and soon after reaching bottom, the word began to spread that LE was in fact a major beneficiary of the Net transformation of retail as we all know it. They were viewed no longer as a dowdy purveyor of conservative clothes but as an e-commerce marketplace leader all the world could envy. This helped push their shares into uncharted territory as the stock peaked at $84 just one year later. With the recent report that sales have declined 18% in the first half of the holiday season, the transformation of LE remains unclear and the supporters of the stock have dropped it faster than Newton's apple, to $32 currently, a 62% drop in just two months. This may be just an isolated example but we believe the episode does prove the levels to which people can get temporarily carried away with their own hype, and the violent declines that follow.

Despite such flagrant examples of market excess we cannot rationalize our recent performance in these terms only. We have fallen short of our own abilities to deliver the consistent, superior returns that our clients expect and deserve. In view of the changed environment, we have taken considerable time to review our approach, objectives, and implementation in trying to add value in such a topsy-turvy world. In fact it was this examination of recent and long-term actions that formed the basis for our thesis this quarter entitled "Lessons Learned in the 1990's". After considerable discussion and debate we have come to realize that our process is not archaic and our structure is not obsolete but our decision-making can and will be the focus of improvement. We affirm our collective belief in our investment philosophy, but our self-examination process helped us to identify some flaws in execution. We have set the course for better implementation of the ideas we uncover and better management of the investments we already own. We need to recognize that the markets are more demanding of companies and less forgiving of mistakes. So, while we intend to stay true to our belief in long-term investments backed by original fundamental research to uncover superior unrecognized smaller enterprises, we must be more effective in timing and sizing these commitments in order to deliver better returns to our clients.

Certainly, these are the times that test our investment souls. While others have not just ignored risk but embraced it with all their might, WE CAN NOT. The gold rush mentality of the Internet world is undeniably exciting, but the question remains the sustainability of unprecedented valuations achieved by unprofitable, cash-gorging companies with unproven concepts and untested management. The viability of too many of these players is extremely suspect and we believe that reckoning day will soon be here. Our role, however, is not to play Chicken Little but to recognize the disparity in company valuations and to focus on what makes long-term sense, and to us that means profitable, cash-generating, growing companies that are self-funded, leaders in their respective niches, which are improving their returns and for now are languishing in their valuations within a frenzied euphoria called the market.

Sincerely,






\s\Richard E. Smith III                        \s\Steven M. Wilson

Richard E. Smith III                           Steven M. Wilson
Chairman                                       President


--------------------------------------------------------------------------------

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


                                                    REICH & TANG EQUITY FUND, INC.

                                                    Performance Comparison Chart


                               Comparison of change in value of $10,000 investment in Reich & Tang
                                              Equity Fund, Inc. and the S & P 500 Index


The chart below represents the omitted graph.

INCEPTION           S & P 500          R & T Equity
 01/01/90           10,000.00           10,000.00
 12/31/90            9,691.00            9,417.00
 12/31/91           12,638.00           11,587.00
 12/31/92           13,599.00           13,481.00
 12/31/93           14,968.00           15,342.00
 12/31/94           15,166.00           15,603.00
 12/31/95           20,865.00           19,996.00
 12/31/96           26,656.00           23,369.00
 12/31/97           34,215.00           26,587.00
 12/31/98           43,993.00           27,270.00
 12/31/99           53,250.00           27,367.00

                         Past performance is not predictive of future performance.

--------------------------------------------------- --------------------------------------------------------

                                                                     Average Annual Returns
----------------------------------- --------------- ----------------- -------------- -----------------------
                                                                                        Since Inception
                                       One Year         Five-Year       Ten-Year             1/9/85
                                    ---------------- ---------------- -------------- -----------------------

 Reich & Tang Equity Fund                  0.36%          11.89%          10.66%              13.40%
 S & P 500 Index                          21.04%          28.56%          18.20%              19.07%
----------------------------------- ---------------- ---------------- -------------- -----------------------



                         Past performance is not predictive of future performance.





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

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1999

================================================================================

                                                                                                     Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (99.40%)
------------------------------------------------------------------------------------------------------------------------------------
 Apparel (4.52%)
 Jones Apparel Group, Inc.*                                                    57,000           $     1,546,125
                                                                                                 --------------

 Auto Original Equipment (0.89%)
 OEA Inc.*                                                                     62,500                   304,688
                                                                                                 --------------

 Business Equipment & Supplies (5.26%)
 Reynolds & Reynolds                                                           80,000                 1,800,000
                                                                                                 --------------

 Business Services (3.75%)
 Modis Professional Services*                                                  90,000                 1,282,500
                                                                                                 --------------

 Chemicals - Diversified (2.84%)
 Cabot Corporation                                                             25,000                   509,375
 OMNOVA Solutions                                                              59,500                   461,125
                                                                                                 --------------
                                                                                                        970,500
                                                                                                 --------------
 Chemicals - Specialty (2.15%)
 International Specialty Products*                                             80,000                   735,000
                                                                                                 --------------

 Computers Software and Services (2.39%)
 Policy Management Systems*                                                    32,000                   818,000
                                                                                                 --------------

 Diversified Manufacturing (3.81%)
 Carlisle Companies Inc.                                                       11,000                   396,000
 GenCorp                                                                       31,500                   311,062
 Teleflex Inc.                                                                 19,000                   594,938
                                                                                                 --------------
                                                                                                      1,302,000
                                                                                                 --------------
 Drugs (1.60%)
 Rexall Sundown*                                                               53,000                   548,219
                                                                                                 --------------

 Educational Services (0.90%)
 ITT Educational Services, Inc.*                                               20,000                   308,750
                                                                                                 --------------

 Electronics (5.58%)
 Harman International                                                          34,000                 1,908,250
                                                                                                 --------------

 Electronic Components (1.29%)
 General Semiconductor Inc.*                                                   31,000                   439,813
                                                                                                 --------------

 Food Processing (3.52%)
 Universal Foods Corp.                                                         59,000                 1,202,125
                                                                                                 --------------

 Giftware & Houseware (1.32%)
 Department 56 Inc.*                                                           20,000                   452,500
                                                                                                 --------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------




================================================================================

                                                                                                     Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Home Building (1.58%)
 Walter Industries                                                             50,000           $       540,625
                                                                                                 --------------

 Home Furnishing (1.31%)
 Shaw Industries                                                               29,000                   447,688
                                                                                                 --------------

 Household Products (7.65%)
 Blyth Industries*                                                             39,000                   957,938
 Lancaster Colony Corporation                                                  50,000                 1,656,250
                                                                                                 --------------
                                                                                                      2,614,188
                                                                                                 --------------
 Industrial Equipment (2.47%)
 UNOVA Inc.*                                                                   65,000                   845,000
                                                                                                 --------------

 Industrial Materials (1.82%)
 Minerals Technologies Inc.                                                    15,500                   620,969
                                                                                                 --------------

 Industrial Services (6.58%)
 Harsco Corp.                                                                  40,000                 1,270,000
 MSC Industrial Direct Co.*                                                    74,000                   980,500
                                                                                                 --------------
                                                                                                      2,250,500
                                                                                                 --------------
 Insurance (Prop/Casualty) (1.46%)
 LaSalle Re Holding Ltd.                                                       30,200                   498,300
                                                                                                 --------------

 Lodging and Entertainment (2.47%)
 Fairfield Communities Inc.*                                                   78,500                   843,875
                                                                                                 --------------

 Medical Equipment (4.47%)
 STERIS Corporation*                                                           24,000                   247,500
 Varian Medical Systems*                                                       43,000                 1,281,937
                                                                                                 --------------
                                                                                                      1,529,437
                                                                                                 --------------
 Metal Fabrications (5.38%)
 Kaydon Corporation                                                            20,000                   536,250
 Mueller Industries*                                                           36,000                 1,305,000
                                                                                                 --------------
                                                                                                      1,841,250
                                                                                                 --------------
 Packaging & Containers (3.57%)
 Ball Corporation                                                              31,000                 1,220,625
                                                                                                 --------------

 Precision Instruments (6.59%)
 Gerber Scientific                                                             21,500                   471,656
 Roper Industries Inc.                                                         28,000                 1,058,750
 Thermo Electron Corporation*                                                  25,000                   375,000
 Varian Inc.*                                                                  15,500                   349,234
                                                                                                 --------------
                                                                                                      2,254,640
                                                                                                 --------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1999

================================================================================

                                                                                                     Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Refrigeration Systems (6.48%)
 Hussman International                                                            29,500        $       444,344
 York International Corp.                                                         64,500              1,769,719
                                                                                                 --------------
                                                                                                      2,214,063
                                                                                                 --------------
 Restaurants (0.31%)
 CBRL Group Inc.                                                                  10,900                105,764
                                                                                                 --------------

 Retail - Specialty (1.47%)
 Claire's Stores Inc.                                                             22,500                503,437
                                                                                                 --------------

 Security Services (0.97%)
 Sensormatic Electronics*                                                         19,000                331,312
                                                                                                 --------------

 Textiles (1.48%)
 Burlington Industries Inc.*                                                     126,500                506,000
                                                                                                 --------------

 Toiletries/Cosmetics (2.23%)
 Alberto-Culver Co. Class A                                                       35,000                761,250
                                                                                                 --------------

 Trucking (1.29%)
 Yellow Corporation*                                                              26,000                439,562
                                                                                                 --------------

 Total Common Stocks (Cost $30,018,998)                                                         $    33,986,955
                                                                                                 --------------
                                                                                 Face
                                                                                Amount
                                                                                ------
Short-Term Investments (1.42%)
------------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements (1.42%)
 Morgan (J.P.) Securities Inc., 2.50%, due 01/03/00 (Collateralized by $499,000,
 Federal Home Loan Bank, due 01/26/00)                                          $487,000        $       487,000
                                                                                                 --------------
 Total Short-Term Investments (Cost $487,000)                                                   $       487,000
                                                                                                 --------------
 Total Investments (100.82%) (Cost $30,505,998+)                                                     34,473,955
 Liabilities in Excess of Cash and Other Assets (-0.82%)                                        (       280,732)
                                                                                                 --------------
 Net Assets (100.00%) 2,963,452 shares outstanding (Note 3)                                     $    34,193,223
                                                                                                 ==============
 Net asset value, offering and redemption price per share                                       $         11.54
                                                                                                 ==============

*    Non-income producing.

+ Aggregate cost for federal income tax purposes is $30,558,883. Aggregate unrealized appreciation and depreciation are, based on cost for Federal income tax purposes, $5,341,086 and $1,426,014 respectively.


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

================================================================================


INVESTMENT INCOME

 Income:
    Dividends......................................................................       $         465,443
    Interest.......................................................................                 131,382
                                                                                           ----------------
         Total income..............................................................                 596,825
                                                                                           ----------------
 Expenses: (Note 2)
    Investment management fee......................................................                 356,215
    Administration fee.............................................................                  89,054
    Distribution expenses..........................................................                   5,778
    Custodian fees.................................................................                  11,196
    Shareholder servicing and related shareholder expenses.........................                  34,611
    Legal, compliance and filing fees..............................................                  29,606
    Audit and accounting...........................................................                  39,215
    Directors' fees and expenses...................................................                  13,984
    Other..........................................................................                   3,007
                                                                                           ----------------
         Total expenses............................................................                 582,666
               Less:
                  Expenses paid indirectly.........................................       (           1,978)
                  Fees waived......................................................       (          45,940)
                                                                                           ----------------
         Net expenses..............................................................                 534,748
                                                                                           ----------------
 Net investment income.............................................................                  62,077
                                                                                           ----------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain on investments..................................................               7,442,590
 Net change in unrealized appreciation (depreciation) of investments...............       (       8,209,121)
                                                                                           ----------------
    Net gain (loss) on investments.................................................       (         766,531)
                                                                                           ----------------
 Increase (decrease) in net assets from operations.................................       ($        704,454)
                                                                                           ================


--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1999 AND 1998

================================================================================






                                                                                       1999                   1998
                                                                                 ----------------      ----------------

INCREASE (DECREASE) IN NET ASSETS


 Operations:

   Net investment income........................................................$          62,077     $         214,767

   Net realized gain on investments.............................................        7,442,590             9,882,217

   Net change in unrealized appreciation (depreciation) of investments..........(       8,209,121)    (       9,072,161)
                                                                                 ----------------      ----------------
   Increase (decrease) in net assets from operations............................(         704,454)            1,024,823

 Distributions from:

   Net investment income........................................................(          62,077)    (         214,919)

   Net realized gain on investments.............................................(       7,323,427)    (       9,882,217)

   In excess of net realized gain...............................................           --         (         168,629)

   Return of capital............................................................(          18,136)               --

 Capital share transactions (Note 3)............................................(      14,314,659)    (      22,696,457)
                                                                                 ----------------      ----------------
   Total increase (decrease)....................................................(      22,422,753)    (      31,937,399)

 Net Assets:

   Beginning of year............................................................       56,615,976            88,553,375
                                                                                 ----------------      ----------------
   End of year .................................................................$      34,193,223     $      56,615,976
                                                                                 ================      ================




--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Summary of Accounting Policies.

Reich & Tang Equity Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing primarily in equity securities which management of the Fund believes to be undervalued. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for deferral of wash sales. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================
2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. ("The Manager") equal to .80% of the Fund's average daily net assets. Effective February 1, 1999 through July 31, 1999, the Manager voluntarily agreed to reduce its fee to .60% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund may pay certain costs associated with the distribution of the Fund's shares subject to a limit of 0.05% of the Fund's average net assets.

Brokerage commissions paid during the year to Reich & Tang Distributors, Inc. amounted to $22,639.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the statement of operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $22,271 paid to Reich & Tang Services, L.P. an affiliate of the Manager as servicing agent for the Fund. Included in the same caption are expense offsets of $1,978.

3. Capital Stock.

At December 31, 1999 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $30,278,151. Transactions in capital stock were as follows:

                                                           Year Ended                              Year Ended
                                                        December 31, 1999                       December 31, 1998
                                                   -----------------------------       -----------------------------
                                                      Shares            Amount            Shares            Amount
                                                   -----------       -----------       -----------       -----------
 Sold........................................        2,929,217       $42,082,644         3,023,076       $51,191,834
 Issued on reinvestment of dividends.........          561,572         6,421,982           603,572         8,811,830
 Redeemed....................................     (  4,416,911)     ( 62,819,285)     (  4,869,968)     ( 82,700,121)
                                                   -----------       -----------       -----------       -----------
 Net increase (decrease).....................     (    926,122)     ($14,314,659)     (  1,243,320)     ($22,696,457)
                                                   ===========       ===========       ===========       ===========

4. Investment Transactions.

Purchases and sales of investment securities, other than short-term investments, totaled $27,708,528 and $46,404,645, respectively. At December 31, 1999, distributions in excess of net realized gains amounted to $52,885.



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================================================================================

5. Financial Highlights.
                                                                  Year Ended December 31,
                                                --------------------------------------------------------------------------
                                                   1999            1998            1997            1996            1995
                                                   ----            ----            ----            ----            ----
 Per Share Operating Performance
 (for a share outstanding throughout the year)

 Net asset value, beginning of year........    $     14.56     $     17.25     $     18.10     $     17.73     $     15.39
                                                ----------      ----------      ----------      ----------      ----------
 Income from investment operations:
 Net investment income.....................           0.02            0.05            0.11            0.15            0.22

 Net realized and unrealized
   gains (losses) on investments...........          --               0.39            2.38            2.83            4.10
                                                ----------      ----------      ----------      ----------      ----------
 Total from investment operations..........           0.02            0.44            2.49            2.98            4.32
                                                ----------      ----------      ----------      ----------      ----------
 Less distributions:
 Dividends from net investment income......    (      0.02)    (      0.05)    (      0.11)    (      0.15)    (      0.22)
 Distributions from net realized gains.....    (      3.02)    (      3.03)    (      3.23)    (      2.46)    (      1.76)
 In excess of net realized gain............          --        (      0.05)          --              --             --
                                                ----------      ----------      ----------      ----------      ----------
 Total distributions.......................    (      3.04)    (      3.13)    (      3.34)    (      2.61)    (      1.98)
                                                ----------      ----------      ----------      ----------      ----------
 Net asset value, end of year..............    $     11.54     $     14.56     $     17.25     $     18.10     $     17.73
                                                ==========      ==========      ==========      ==========      ==========
 Total Return..............................           0.4%            2.6%           13.8%           16.9%           28.2%

 Ratios/Supplemental Data

 Net assets, end of year (000).............    $   34,193      $   56,616      $   88,553      $   91,300     $   112,333

 Ratios to average net assets:
   Expenses (net of fees waived)...........           1.21%(b)        1.19%           1.21%(a)        1.22%(a)        1.15%
   Net investment income...................           0.14%           0.29%           0.56%           0.79%           1.21%
 Portfolio turnover rate...................          66.10%          45.79%          29.59%          31.70%          27.69%


(a)  Before expenses paid indirectly, equivalent to .01% of average net assets.
(b)  Before expenses paid indirectly, equivalent to .004% of average net assets.



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REICH & TANG EQUITY FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================



To the Board of Directors and Shareholders of Reich & Tang Equity Fund, Inc.




In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Reich & Tang Equity Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.







 PricewaterhouseCoopers LLP
 New York, New York
 January 28, 2000





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REICH & TANG EQUITY FUND, INC.
CHANGE IN INDEPENDENT ACCOUNTANTS

================================================================================





On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition have joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the most recent two fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

Effective August 13, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.





















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

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------------------------------------------------------
This report is submitted for the general  information
of  the   shareholders   of  the  Fund.   It  is  not
authorized for distribution to prospective  investors
in the Fund  unless  preceded  or  accompanied  by an
effective  prospectus,   which  includes  information
regarding   the  Fund's   objectives   and  policies,
experience  of  its  management,   marketability   of
shares, and other information.
------------------------------------------------------

Reich & Tang Equity Fund, Inc.
     600 Fifth Avenue
     New York, New York 10020

Manager
     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian
     State Street Kansas City
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent &
   Dividend Disbursing Agent
     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020















RTE1299A

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                                  Reich & Tang
                               EQUITY FUND, INC.


























                                 Annual Report
                               December 31, 1999



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